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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               NOVEMBER 18, 1998

                             MCLEODUSA INCORPORATED

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE                 0-20763                    42-1407240
      (STATE OR OTHER          (COMMISSION                (IRS EMPLOYER
      JURISDICTION             FILE NUMBER)               IDENTIFICATION
      OF INCORPORATION)                                   NUMBER)

     MCLEODUSA TECHNOLOGY PARK                       52406-3177
     6400 C STREET, S.W., P.O. BOX 3177,
     CEDAR RAPIDS, IA

     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (319) 364-0000

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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

  On November 18, 1998, McLeodUSA Incorporated (the "Company") entered into a Stockholders' Agreement (the "Stockholders' Agreement") with IES Investments Inc., which owns approximately 9,022,600 shares of the outstanding Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock"); Clark E. McLeod, Chairman and Chief Executive Officer of the Company, and Mary E. McLeod (together, the "McLeods") who together own approximately 9,179,582 shares of the outstanding Class A Common Stock; and Richard A. Lumpkin, Vice Chairman of the Company, Gail G. Lumpkin and certain other parties affiliated or related thereto (collectively, the "Lumpkins," and together with IES and the McLeods, the "Principal Stockholders") who collectively own approximately 6,166,876 shares of the outstanding Class A Common Stock. 1/

  The Stockholders' Agreement provides that until December 31, 2001 (the "Expiration Date"), the Principal Stockholders will not offer, sell, contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly, ("Transfer"), any equity securities of the Company, or any other securities convertible into or exercisable for such equity securities, beneficially owned by such Principal Stockholder without receiving the prior written consent of the Board of Directors of the Company, except for certain permitted transfers as provided under the Stockholders' Agreement. The Stockholders' Agreement further provides that the Board of Directors shall determine on a quarterly basis commencing with the quarter ending December 31, 1998 and ending on the Expiration Date, the aggregate number, if any, of shares of Class A Common Stock (not to exceed in the aggregate 150,000 shares per quarter) that the Principal Stockholders may Transfer during certain designated trading periods following the release of the Company's quarterly or annual financial results.

  The Stockholders' Agreement provides that to the extent the Board of Directors grants registration rights to a Principal Stockholder in connection with a Transfer of securities of the Company by such Principal Stockholder, it will grant similar registration rights to the other parties as set forth in the Stockholders' Agreement. In addition, the Stockholders' Agreement provides that the Board of Directors shall determine on an annual basis commencing with the year ending December 31, 1999 and ending on the Expiration Date (each such year, an "Annual Period"), the aggregate number, if any, of shares of Class A Common Stock (not to exceed in the aggregate on an annual basis a number of shares equal to 15% of the total number of shares of Class A Common Stock beneficially owned by the Principal Stockholders as of December 31, 1998) (the "Registrable Amount"), to be registered by the Company under the Securities Act of 1933, as amended (the "Securities Act"), for Transfer by the Principal Stockholders. The Stockholders' Agreement also provides that in any underwritten primary offering (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms thereto or other form which would not permit the inclusion of shares of Class A Common Stock of the Principal Stockholders), the Company will give written notice of such offering to the Principal Stockholders and will undertake to register the shares of Class A Common Stock of such parties up to the Registrable Amount, if any, as determined by the Board. The Stockholders' Agreement provides that the Company may subsequently determine not to register any shares of the Principal Stockholders under the Securities Act and may either not file a registration statement or otherwise withdraw or abandon a registration statement previously filed.

  The Stockholders' Agreement terminates on the Expiration Date. In addition, if during any Annual Period the Company has not provided a Principal Stockholder a reasonable opportunity to Transfer pursuant to the registration of securities under the Securities Act or pursuant to certain other provisions of the Stockholders' Agreement on the terms therein specified an aggregate number of shares of Class A Common Stock equal to not less than 15% of the total number of shares of Class A Common Stock beneficially owned by such Principal Stockholder as of December 31, 1998, then such Principal Stockholder may terminate the Stockholders' Agreement as applied to such Principal Stockholder within 10 business days following the end of any such Annual Period.
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1/ The foregoing share ownership information is as of the date of the
   Stockholder's Agreement and does not include options held by the parties exercisable for Class A Common Stock.
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  The Company, the Principal Stockholders and certain other stockholders are parties to a Stockholders' Agreement entered into as of June 14, 1997, as amended on September 19, 1997 (the "Original Stockholders' Agreement"). The Original Stockholders' Agreement provides, among other things, that the parties thereto will undertake certain actions with respect to the designation and election of directors to the Company's Board of Directors. The Stockholders' Agreement also contains provisions relating to the designation and election of directors to the Company's Board of Directors which provisions take effect on the terms and under the circumstances specified therein.

  Enclosed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference herein, is the Stockholders' Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.

99.1 Stockholders' Agreement, entered into as of November 18, 1998, by and among McLeodUSA Incorporated, IES Investments Inc., Clark E. McLeod, Mary
     E. McLeod, Richard A. Lumpkin, Gail G. Lumpkin and certain of the former shareholders of Consolidated Communications Inc. ("CCI") and certain permitted transferees of the former CCI shareholders in each case who are listed in Schedule I thereto.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          McLeodUSA Incorporated


Date: November 18, 1998                   By: /s/    J. Lyle Patrick
                                              ---------------------------------
                                          Name: J. Lyle Patrick
                                          Title:Group Vice President, Chief
                                                Financial Officer and
                                                Treasurer

                                       3
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                                 EXHIBIT INDEX

                                                                   PAGE NUMBER
                                                                  IN SEQUENTIAL
EXHIBIT NUMBER                      EXHIBIT                      NUMBERING SYSTEM
--------------                      -------                      ----------------
   99.1         Stockholders' Agreement, entered into as of
                November 18, 1998, by and among McLeodUSA
                Incorporated, IES Investments Inc., Clark E.
                McLeod, Mary E. McLeod, Richard A. Lumpkin, Gail
                G. Lumpkin and certain of the former
                shareholders of Consolidated Communications Inc.
                ("CCI") and certain permitted transferees of the
                former CCI shareholders in each case who are
                listed in Schedule I thereto.